Exhibit 99.1

[Boreal Water Collection letterhead]

November 4, 2015

Patrick D. Heyn, CPA, P.A.

1A Atrium Circle

Atlantis, Florida 33462

t. 561-289-6416

h. 561-649-8181

pat@pdheyncpa.com

Attention: Mr. Patrick D. Heyn

Effective immediately, Boreal have terminated your services as contained in your letter of July 24, 2015 for the year ended December 31, 2015. If you have any questions, please contact me.

Thank you,

/s/ Francine Lavoie

Francine Lavoie

CEO

Boreal Water Collection Inc.

Direct line 514-566-7355